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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report: July 15, 2005 (Date of earliest event reported: July 12, 2005)


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                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)
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            DELAWARE                    333-78571-02            04-3433730
  (State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01          Entry into a Material Definitive Agreement

         Effective July 12, 2005, Greg Rayburn has been named Chief Executive Officer, replacing Lon Otremba who has resigned to pursue other business interests. Mr. Rayburn, 46 years of age, is the Senior Managing Director and Practice Leader of FTI Palladium Partners, a division of FTI Consulting, Inc ("FTI"). He joins Muzak through an agreement between the Company and FTI. The agreement provides for a $120,000 monthly fee payable to FTI for the services of Greg Rayburn and Bill Nolan. In addition, the agreement provides for the payment of success fees, which are capped at $3.5 million. Prior to joining FTI in December 2003, Mr. Rayburn spent three years as a Principal with AlixPartners, a strategic consulting organization.


Item 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

         Effective July 12, 2005, Greg Rayburn has been named Chief Executive Officer, replacing Lon Otremba who has resigned to pursue other business interests. Mr. Rayburn, 46 years of age, is the Senior Managing Director and Practice Leader of FTI Palladium Partners, a division of FTI Consulting, Inc ("FTI"). He joins Muzak through an agreement between the Company and FTI. The agreement provides for a $120,000 monthly fee payable to FTI for the services of Greg Rayburn and Bill Nolan. In addition, the agreement provides for the payment of success fees, which are capped at $3.5 million. Prior to joining FTI in December 2003, Mr. Rayburn spent three years as a Principal with AlixPartners, a strategic consulting organization.

Exhibit No.       Description of Exhibit
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10.1              Agreement dated as of  July 8, 2005 among Muzak Holdings LLC, and FTI  Palladium Partners, a division of FTI Consulting,
                  Inc. and its wholly owned subsidiaries
99.1              Press Release issued by Muzak Holdings LLC dated July 12, 2005







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    July 15, 2005

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
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Name:    Stephen P. Villa
Title:   Chief Financial Officer,
         Chief Operating Officer




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